Supplement Dated October 19, 2018
To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section entitled, "Summary Overview of Each Fund," under "Principal Investment Strategies," for the JNL Multi-Manager Small Cap Value Fund under the subheading "WCM Small Cap Value Strategy," please delete the first paragraph in the entirety and replace with the following:

WCM Investment Management ("WCM") constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization ("small-cap") companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies within the market capitalization range of the constituents of the Russell 2000 Index (between approximately $23 million and $9 billion as of December 31, 2017). Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM's discretion.

In the section entitled, "Additional Information About Each Fund," under "Principal Investment Strategies," for the JNL Multi-Manager Small Cap Value Fund under the subheading "WCM Small Cap Value Strategy," please delete the first paragraph in the entirety and replace with the following:

WCM Investment Management ("WCM") constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization ("small-cap") companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies within the market capitalization range of the constituents of the Russell 2000 Index (between approximately $23 million and $9 billion as of December 31, 2017). Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM's discretion.

This supplement is dated October 19, 2018.